DEBT	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
DEBT

5. DEBT

Debt outstanding consists of the following:

	As of September 30, 2014			As of December 31, 2013
	Total Principal	Current and Short- Term	Long- Term	Total Principal	Current and Short- Term	Long- Term
In millions
Long-term debt	$207.5	$2.1	$205.4	$10.4	$2.8	$7.6

Senior Secured Credit Facility

On May 27, 2014, the Company and its direct subsidiary, SunEdison Semiconductor B.V. (the “Borrower”), entered into a credit agreement with Goldman Sachs Bank USA, as administrative agent, sole lead arranger, and sole syndication agent, and, together with Macquarie Capital (USA) Inc., as joint bookrunners, Citibank, N.A., as letter of credit issuer, and the lender parties thereto (the “Credit Facility”). The Credit Facility provides for: (i) a senior secured term loan facility in an aggregate principal amount up to $210.0 million (the “Term Facility”); and (ii) a senior secured revolving credit facility in an aggregate principal amount up to $50.0 million (the “Revolving Facility”). Under the Revolving Facility, the Borrower may obtain (i) letters of credit and bankers’ acceptances in an aggregate stated amount up to $15.0 million; and (ii) swing line loans in an aggregate principal amount up to $15.0 million. The Term Facility has a five-year term, ending May 27, 2019, and the Revolving Facility has a three-year term, ending May 27, 2017. The full amount of the Term Facility was drawn on May 27, 2014. As of September 30, 2014, no amounts were outstanding under the Revolving Facility, but $3.2 million of third party letters of credit were outstanding which reduced the available borrowing capacity. The principal amount of the Term Facility shall be repaid in quarterly installments of $525,000 beginning September 30, 2014 with the remaining balance paid at maturity. The first payment was made on September 30, 2014.

The Term Facility was issued at a discount of 1.00%, or $2.1 million, which will be amortized as an increase in interest expense over the term of the Term Facility. We incurred approximately $9.8 million of financing fees related to the Credit Facility that have been capitalized and will be amortized over the term of the respective Term Facility and Revolving Facility.

The Borrower’s obligations under the Credit Facility are guaranteed by the Company and certain of its direct and indirect subsidiaries. The Borrower’s obligations and the guaranty obligations of the Company and its subsidiaries are secured by first-priority liens on and security interests in certain present and future assets of the Company, the Borrower, and the subsidiary guarantors, including pledges of the capital stock of certain of the Company’s subsidiaries.

Borrowings under the Credit Facility bear interest (i) at a base rate plus 4.50% per annum or (ii) at a reserve-adjusted eurocurrency rate plus 5.50% per annum. The minimum eurocurrency base rate for the Term Facility shall at no time be less than 1.00% per annum. Interest will be paid quarterly in arrears, and at the maturity date of each facility for loans bearing interest with reference to the base rate. Interest will be paid on the last day of selected interest periods (which will be one, three and six months), and at the maturity date of each facility for loans bearing interest with reference to the reserve-adjusted eurocurrency rate (and at the end of every three months, in the case of any interest period longer than three months). A fee equal to 5.50% per annum will be payable by the Borrower, quarterly in arrears, in respect of the daily amount available to be drawn under outstanding letters of credit and bankers’ acceptances.

The Credit Facility contains customary representations, covenants, and events of default typical for credit arrangements of comparable size, including our maintenance of a consolidated leverage ratio of not greater than: (i) 3.5 to 1.0 for the fiscal quarters ending September 30, 2014 and December 31, 2014; (ii) 3.0 to 1.0 for the fiscal quarters ending March 31, 2015 and June 30, 2015; and (iii) 2.5 to 1.0 for the fiscal quarters ending on and after September 30, 2015. The Credit Facility also contains customary material adverse effects and cross-default clauses. The cross-default clause is applicable to defaults on other indebtedness in excess of $30.0 million. As of September 30, 2014, we were in compliance with all covenants of the Credit Facility.

Japanese Credit Facility

Long-term notes totaling $10.4 million as of December 31, 2013 were owed to a bank by our Japanese subsidiary. The notes were guaranteed by our Parent and further secured by the property, plant and equipment of our Japanese subsidiary. The original maturity dates of these loans ranged from 2014 to 2017. These long-term notes were paid in full during the second quarter of 2014 using proceeds from the Offering and the Samsung Private Placements, along with the proceeds of the $210.0 million Term Facility.

Other Financing Arrangements

We have short-term committed financing arrangements of $23.5 million at September 30, 2014, of which there were no borrowings outstanding as of September 30, 2014. Of this amount, $17.5 million is unavailable because it relates to the issuance of third party letters of credit. Interest rates are negotiated at the time of the borrowings.

The estimated fair value of our debt was $203.3 million and $9.8 million as of September 30, 2014 and December 31, 2013, respectively. Fair value of this debt is calculated using a discounted cash flow model (Level 2 assumptions) with consideration for our non-performance risk (Level 3 assumptions).

6. DEBT

Debt outstanding consists of the following:

	As of December 31, 2013			As of December 31, 2012

	Total Principal	Current and Short-Term	Long-Term	Total Principal	Current and Short-Term	Long-Term
In millions
Long-term notes	$10.4	$2.8	$7.6	$16.0	$3.4	$12.6

Long-term notes totaling $10.4 million and $16.0 million as of December 31, 2013 and 2012, respectively, are owed to a bank by our Japanese subsidiary. The notes are guaranteed by our Parent and are secured by the property, plant and equipment of our Japanese subsidiary. These loans mature in years ranging from 2014 to 2017. The guarantees require our Parent to satisfy the loan obligations in the event that the Japanese subsidiary fails to pay such debt in accordance with its stated terms. The cost of borrowing is a fixed 2.2% interest rate and the notes mature in 2017. There are no debt covenants related to this loan. For information on intercompany borrowings, see Note 13.

The estimated fair value of our debt was $9.8 million and $15.0 million as of December 31, 2013 and 2012, respectively. Fair value of this debt is calculated using a discounted cash flow model (Level 2 assumptions) with consideration for our non-performance risk (Level 3 assumptions).

Maturities

The aggregate amounts of payments on long-term debt, excluding affiliate debt, after December 31, 2013 are as follows:

	2014	2015	2016	2017	2018	Thereafter	Total
In millions
Maturities of long-term debt	$2.8	$—	$—	$7.6	$—	$—	$10.4